UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006
GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11632	06-1356481
_________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 333-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

Great American Financial Resources, Inc. announced that its susidiary Great American Life Insurance Company has acquired the fixed annuity block written by Old Standard Life Insurance Company through a reinsurance transaction. As part of the assets transferred in the reinsurance transaction, Great American Life also acquired the stock of Old West Annuity and Life Insurance Company. See attached Press Release.

Section 9 - Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Press Release dated as of January 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

Date: January 17, 2006	By:/s/ Christopher P. Miliano
Christopher P. Miliano
Chief Financial Officer